EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
Earnings Per Common Share

The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except per share data)	2015	2014	2013
Numerator
Net income	$75,063	$65,000	$48,349

Denominator
Basic earnings per common share - weighted average shares	61,062,657	58,662,836	57,270,233
Effect of dilutive securities
Employee stock awards	670,282	589,157	692,050
Warrants	114,608	140,674	110,771
Diluted earnings per common share - adjusted weighted average shares	61,847,547	59,392,667	58,073,054

Earnings per share available to common shareholders
Basic	$1.23	$1.11	$0.84
Diluted	$1.21	$1.09	$0.83

Warrants to purchase 322,312, 465,117 and 465,117 shares of the Company's common stock were outstanding as of December 31, 2015, 2014 and 2013, respectively. These warrants, each representing the right to purchase one share of common stock, no par value per share, have an exercise price of $12.12 and expire on December 23, 2018.

Stock options and warrants, with an exercise price greater than the average market price of the common shares, were not included in the computation of net income per diluted share as they would have been anti-dilutive.  Using the period end price, there were no out-of-the-money options at December 31, 2015 and 20,626 and 215,452 out-of-the-money options at December 31, 2014 and 2013, respectively.

As of December 31, 2015, 2014, and 2013, no preferred shares were issued or outstanding.